UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2012 (August 27, 2012)

Commission file number 000-04689

Pentair, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	41-0907434
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

5500 Wayzata Blvd, Suite 800, Golden Valley, Minnesota	55416
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (763) 545-1730

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Pentair, Inc. (the “Company”) has provided notice to participants in the Pentair, Inc. Retirement Savings and Stock Incentive Plan (the “Plan”) that there will be a blackout period with respect to the employee stock ownership fund (the “ESOP Fund”) in the Plan during which the ESOP Fund will be closed for participant transactions. The blackout period is required by the Plan’s recordkeeper, Fidelity Investments, in connection with the previously disclosed proposed merger under which the flow control business of Tyco International Ltd. will combine with the Company. The blackout period will permit the conversion of the shares of the Company’s common stock held by the Plan into registered shares of Tyco Flow Control International Ltd., to be renamed Pentair Ltd., which will be the parent entity of the combined company following the closing of the merger. The blackout period is currently expected to begin on September 27, 2012 at 4:00 p.m. (Eastern Time) and end during the calendar week beginning September 30, 2012. However, the timing of the Plan blackout period is dependent on the timing of the merger closing and is therefore subject to change.

The Company received notice of the impending blackout period as required by Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended, on August 27, 2012. On August 30, 2012, the Company provided a notice to its directors and executive officers informing them that a blackout period is expected to be in effect beginning on September 27, 2012 at 4:00 p.m. (Eastern Time) and ending during the calendar week beginning September 30, 2012 and restricting them from purchasing, acquiring, selling or otherwise transferring registered shares or other equity securities of Pentair Ltd. except as otherwise permitted by Regulation BTR. A copy of the notice provided to the Company’s directors and executive officers is filed hereto as Exhibit 99 and incorporated by reference herein.

The Company’s security holders and other interested persons may obtain, without charge, the actual beginning and ending dates of the blackout period by contacting Angela D. Lageson, the Company’s Senior Vice President, General Counsel and Secretary, 5500 Wayzata Blvd, Suite 800, Golden Valley, Minnesota 55416, (763) 545-1730.

ITEM 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being filed herewith:

Exhibit	Description

99.1	Notice of Blackout Period, dated August 30, 2012, to the Directors and Executive Officers of Pentair, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on August 30, 2012.

PENTAIR, INC.
Registrant

By:	/s/ Angela D. Lageson
Angela D. Lageson
Senior Vice President, General Counsel and Secretary

PENTAIR, INC.

Exhibit Index to Current Report on Form 8-K

Dated August 30, 2012

Exhibit Number	Description

99.1	Notice of Blackout Period, dated August 30, 2012, to the Directors and Executive Officers of Pentair, Inc.